Centennial California Tax Exempt Trust
Supplement dated December 9, 2008 to the
Prospectus dated October 24, 2008

This supplement amends the Prospectus of Centennial California Tax Exempt Trust (the “Trust”) dated October 24, 2008 as follows:

1.     In the section titled “Fees and Expenses of the Trust” on page 6, the following is added to the end of the first paragraph under the “Annual Trust Operating Expenses”:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

2.     In the section titled “How the Trust is Managed – Advisory Fees,” on beginning on page 12, the following is added to the end of the first paragraph:

The Manager has voluntarily undertaken to waive fees to the extent necessary to allow the Fund to maintain a 7-day yield of at least approximately 0.10%. That undertaking may be amended or withdrawn at any time.

3.     In the section “Fees and Expenses of the Trust,” the following is added:

Effective as of the close of the New York Stock Exchange on December 5, 2008, the Board of Trustees of Centennial California Tax Exempt Trust has set the rate for the Service (12b-1) Fees at the rate of zero.

December 9, 2008                                                           PS0180.016